Supplement, dated October 24, 2005, to the Prospectuses, dated May 2, 2005, of
                  Seligman High-Yield Bond Series (the "Fund"),
           a series of Seligman High Income Fund Series (the "Series")

On October 24, 2005, the shareholders of the Fund approved the amendment of the Fund's investment objective and the elimination of the Fund's fundamental investment policy regarding investments in bonds. The Fund's new investment objective and non-fundamental investment strategy, as well as revised disclosure about the risks of an investment in the Fund, are described below. As a result of these changes, the Board of Trustees of the Series has changed the name of the Fund from "Seligman High-Yield Bond Series" to "Seligman High-Yield Fund." The changes described herein in respect of the Fund are effective as of October 24, 2005.

In addition, shareholders approved the amendment or elimination of certain of the Fund's fundamental investment restrictions. These changes are described in a supplement, dated October 24, 2005, to the Series' Statement of Additional Information, dated May 2, 2005.

The following information supersedes and replaces the information contained under the caption "Investment Objective" on page 1 of the Prospectuses:

The Fund  seeks a high  level  of  current  income  and may  also  consider  the
potential  for  capital   appreciation   consistent   with  prudent   investment
management.

The following  information  supersedes  and replaces the  information  contained
under  the  caption  "Principal   Investment   Strategies"  on  page  1  of  the
Prospectuses:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities ("High-Yield Securities"). Generally, High-Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's Investors Service or BB or below by Fitch Ratings or Standard & Poor's Rating Services) or are securities deemed to be below investment grade by the investment manager's high-yield team (the "High-Yield Team"). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

      o Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);

      o     Mortgage and other asset-backed securities;

      o Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

      o Convertible securities, preferred stock, structured securities and loan participations;

      o     Municipal securities;

      o     Obligations of foreign governments;

      o Securities that are rated in default by a nationally recognized statistical rating organization;

      o     Repurchase agreements relating to the above instruments;

      o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

      o     Restricted   securities  that  may  be  offered  and  sold  only  to
            "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities").

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers' acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed income securities; securities issued, guaranteed or insured by the U.S. government, its agents or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund's investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In buying and selling securities for the Fund, the High-Yield Team uses a relative value approach which involves (i) a top-down macro-economic analysis of general economic and market conditions and (ii) bottom-up fundamental research of individual issuers. Applying top-down macro-economic analysis, the High-Yield Team looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the High-Yield Team analyzes and compares expected returns and assumed risks. In addition to this risk/return analysis, the High-Yield Team looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

      o The potential effect of the interest-rate environment on various sectors and industries;

      o     Potential for corporate earnings growth;

      o     The sector or industry contribution to GDP; and

      o     Historical and anticipated default rates.

In selecting individual securities, the High-Yield Team, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The High-Yield Team will emphasize particular securities and types of securities that the High-Yield Team believes will provide the potential for favorable performance in light of the risks. In making investment decisions, the High-Yield Team looks at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

      o     Strong operating cash flow and margins;

      o     Favorable or improving credit quality;

      o     Leadership in market share or other competitive advantage;

      o     Superior management; and

      o Attractive valuation relative to: the high-yield market generally, a particular industry, or the issuer's capital structure.

The Fund will generally sell a security if the High-Yield Team believes that the issuer displays one or more of the following: a deteriorating financial condition (including results of operations and cash flows), an ineffective management team or an unattractive relative valuation, or if there is a change in macro-economic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described above.

There is no guarantee that the Fund will achieve its objective.

The following information supersedes and replaces the information contained under the caption "Principal Risks" beginning on page 2 of the Prospectuses:

The Fund's net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

During periods of falling interest rates issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Capital appreciation bonds, including "zero-coupon" and "pay-in-kind" securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. Additionally, because they do not pay current income, they will detract from the Fund's objective.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund's net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund's returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.